Exhibit 99.1

Cohu Reports Second Quarter 2017 Results

●	Sales up 16% sequentially and 23% year-over-year to $93.9 million

●	Highest quarterly sales since 2014 and new record orders

●	GAAP gross margin of 39.6%, a 460 basis point increase over Q2’16

●	Q2 GAAP income per share of $0.37; non-GAAP adjusted EPS of $0.48

POWAY, Calif., July 27, 2017 -- Cohu, Inc. (NASDAQ: COHU), a leading supplier of semiconductor equipment, today reported fiscal 2017 second quarter net sales of $93.9 million and GAAP income of $10.7 million or $0.37 per share. Net sales for the first six months of 2017 were $175.0 million and GAAP income was $17.5 million or $0.61 per share.

Cohu also reported non-GAAP results, with second quarter 2017 income of $13.8 million or $0.48 per share and income of $23.7 million or $0.83 per share for the first six months of 2017. (1)

GAAP Results (1)
(in millions, except per share amounts)	Q2 FY 2017	Q1 FY 2017	Q2 FY 2016 (2)	6 Months 2017	6 Months 2016 (2)
Net sales	$93.9	$81.1	$76.4	$175.0	$142.1

Income	$10.7	$6.8	$2.5	$17.5	$0.8
Income per share	$0.37	$0.24	$0.09	$0.61	$0.03

Non-GAAP Results (1)
(in millions, except per share amounts)	Q2 FY 2017	Q1 FY 2017	Q2 FY 2016 (2) (3)	6 Months 2017	6 Months 2016 (2) (3)
Income	$13.8	$9.9	$6.2	$23.7	$7.8
Income per share	$0.48	$0.35	$0.23	$0.83	$0.29

(1)	All amounts presented are from continuing operations.
(2)

In the fourth quarter of 2016 the Company adopted ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, (ASU 2016-09). As a result of the adoption of ASU 2016-09 certain amounts in the quarter and year-to-date amounts ended June 25, 2016 have been restated as if the new accounting guidance was adopted starting with the first day of our 2016 fiscal year. The impact of these restatements was not significant.

(3)

Non-GAAP results for the second quarter and first six months of 2016 were revised in the current period to exclude the impact of other acquisition costs incurred in connection with the acquisition of Kita Manufacturing Ltd. (“Kita”) on January 4, 2017.

Total cash and investments at the end of the second quarter were $114.3 million.

Luis Müller, President and Chief Executive Officer of Cohu stated, “We reported strong results, achieving the highest quarterly sales since 2014, driven by continued momentum in the automotive, mobility and IoT markets. Additionally, orders increased for industrial and solid state lighting test applications. Our contactor business increased to over 10% of quarterly sales as a result of strong customer demand for our new RF solution and digital contactors coupled with Kita spring probes, and is a growing opportunity for Cohu.”

Müller concluded, “Looking forward, our anticipated continued financial execution combined with the expanded addressable market opportunities we are targeting in the inspection market has enabled us to increase our mid-term annual sales target to $500 million with a 45% non-GAAP gross margin and 20% non-GAAP EBITDA margin, as presented at our Corporate Access Day on July 13, 2017.”

Cohu expects third quarter 2017 sales to be between $88 million and $95 million. Cohu's Board of Directors approved a quarterly cash dividend of $0.06 per share payable on October 20, 2017 to shareholders of record on August 25, 2017. Cohu has paid consecutive quarterly cash dividends since 1977.

Use of Non-GAAP Financial Information:

Included within this press release are non-GAAP financial measures that supplement the Company's Condensed Consolidated Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, the amortization of acquired intangible assets, manufacturing transition costs, employee severance costs, acquisition related costs and purchase accounting inventory step-up included in cost of goods sold. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Income.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain matters discussed in this release, including statements regarding our momentum in automotive, mobility and IoT markets, growth and demand in our contactor business, expansion of our addressable market within the inspection market, mid-term annual sales, non-GAAP gross margin and non-GAAP EBITDA margin targets, third quarter 2017 sales forecast, and overall business expectations are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with acquisitions; inventory, goodwill and other asset write-downs; our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; our reliance on third-party contract manufacturers and suppliers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; market demand and adoption of our new products; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor equipment industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; geopolitical issues; ERP system implementation issues; the seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers; and rapid technological change. These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q. The forward-looking statements included in this release are not assurances, and speak only as of the date of this release, and Cohu does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

About Cohu:

Cohu is a leading supplier of semiconductor test and inspection handlers, micro-electro mechanical system (MEMS) test modules, test contactors and thermal sub-systems used by global semiconductor manufacturers and test subcontractors.

Cohu will be conducting their conference call on Thursday, July 27, 2017 at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time. The call will be webcast at www.cohu.com. Replays of the call can be accessed at www.cohu.com.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com.

Contact: Jeffrey D. Jones - Investor Relations (858) 848-8106

COHU, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(in thousands, except per share amounts)

	Three Months Ended (1)		Six Months Ended (1)
	June, 24	June 25,	June, 24	June 25,
	2017	2016	2017	2016

Net sales	$93,866	$76,353	$174,963	$142,131
Cost and expenses:
Cost of sales	56,736	49,614	105,577	96,110
Research and development	9,466	8,345	19,242	16,025
Selling, general and administrative	16,020	15,175	30,480	28,289
	82,222	73,134	155,299	140,424
Income from operations	11,644	3,219	19,664	1,707
Interest and other, net	142	59	243	102
Income from continuing operations before taxes	11,786	3,278	19,907	1,809
Income tax provision	1,078	761	2,436	983
Income from continuing operations	10,708	2,517	17,471	826

Discontinued operations:
Loss from discontinued operations before taxes (2)	(278)	(55)	(278)	(55)
Income tax provision	-	-	-	-
Loss from discontinued operations	(278)	(55)	(278)	(55)
Net income	$10,430	$2,462	$17,193	$771

Income (loss) per share:
Basic:
Income from continuing operations	$0.39	$0.09	$0.64	$0.03
Loss from discontinued operations	(0.01)	(0.00)	(0.01)	(0.00)
	$0.38	$0.09	$0.63	$0.03

Diluted:
Income from continuing operations	$0.37	$0.09	$0.61	$0.03
Loss from discontinued operations	(0.01)	(0.00)	(0.01)	(0.00)
	$0.36	$0.09	$0.60	$0.03

Weighted average shares used in computing income (loss) per share: (3)
Basic	27,708	26,711	27,343	26,514
Diluted	28,725	27,385	28,488	27,390

(1)

The three- and six-month periods ended June 24, 2017 were comprised of 13 weeks and 25 weeks, respectively. The three- and six-month periods ended June 25, 2016 were comprised of 13 weeks and 26 weeks, respectively.

(2)	All amounts presented result from an adjustment to the fair value of a contingent consideration receivable recorded in conjunction with the sale of BMS in 2015.
(3)

The Company has utilized the "control number" concept in the computation of diluted earnings per share to determine whether a potential common stock instrument is dilutive. The control number used is income from continuing operations. The control number concept requires that the same number of potentially dilutive securities applied in computing diluted earnings per share from continuing operations be applied to all other categories of income or loss, regardless of their anti-dilutive effect on such categories.

COHU, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands) (Unaudited)

	June, 24	December 31,
	2017	2016
Assets:
Current assets:
Cash and investments	$114,282	$128,035
Accounts receivable	90,478	63,019
Inventories	60,347	45,502
Other current assets	11,344	8,593
Total current assets	276,451	245,149
Property, plant & equipment, net	32,843	18,234
Goodwill	66,038	58,849
Intangible assets, net	18,742	17,835
Other assets	7,270	5,445
Total assets	$401,344	$345,512

Liabilities & Stockholders’ Equity:
Current liabilities:
Deferred profit	$6,347	$6,886
Other current liabilities	79,274	61,803
Total current liabilities	85,621	68,689
Other noncurrent liabilities	51,175	41,354
Stockholders’ equity	264,548	235,469
Total liabilities & stockholders’ equity	$401,344	$345,512

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)

	Three Months Ended
	June, 24	March, 25	June 25,
	2017	2017	2016

Income from operations - GAAP basis (a)	$11,644	$8,020	$3,219
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	121	83	115
Research and development	262	316	334
Selling, general and administrative (SG&A)	1,376	1,318	1,347
	1,759	1,717	1,796
Amortization of intangible assets included in (c):
Cost of goods sold	570	768	1,348
SG&A	404	342	443
	974	1,110	1,791

Manufacturing transition and severance costs included in SG&A (d)	341	104	276
Acquisition costs included in SG&A (e)	56	187	337
Inventory step-up included in cost of goods sold (f)	465	347	-
Income from operations - non-GAAP basis (g)	$15,239	$11,485	$7,419

Income from continuing operations - GAAP basis	$10,708	$6,763	$2,517
Non-GAAP adjustments (as scheduled above)	3,595	3,465	4,200
Tax effect of non-GAAP adjustments (h)	(488)	(376)	(477)
Income from continuing operations - non-GAAP basis	$13,815	$9,852	$6,240

GAAP income from continuing operations per share - diluted	$0.37	$0.24	$0.09
Non-GAAP income from continuing operations per share - diluted (i)	$0.48	$0.35	$0.23

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs.  Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Acquisition and inventory step-up costs have been excluded by management as they are unrelated to the core operating activities of the Company and the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	12.4%, 9.9% and 4.2% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate manufacturing transition and employee severance costs.
(e)	To eliminate professional fees and other direct incremental expenses incurred related to the acquisition of Kita.
(f)	To eliminate the inventory step-up costs incurred related to the acquisition of Kita.
(g)	16.2%, 14.2% and 9.7% of net sales, respectively.
(h)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(i)	All periods presented were computed using the number of GAAP diluted shares outstanding.

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)

	Six Months Ended
	June, 24	June 25,
	2017	2016

Income from operations - GAAP basis (a)	$19,664	$1,707
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	204	208
Research and development	578	628
Selling, general and administrative (SG&A)	2,694	2,697
	3,476	3,533
Amortization of intangible assets included in (c):
Cost of goods sold	1,338	2,677
SG&A	746	882
	2,084	3,559
Manufacturing transition and severance costs included in (d):
Cost of goods sold	-	75
SG&A	445	341
	445	416

Acquisition costs included in SG&A (e)	243	408
Inventory step-up included in cost of goods sold (f)	812	-
Income from operations - non-GAAP basis (g)	$26,724	$9,623
Income from continuing operations - GAAP basis	$17,471	$826
Non-GAAP adjustments (as scheduled above)	7,060	7,916
Tax effect of non-GAAP adjustments (h)	(864)	(914)
Income from continuing operations - non-GAAP basis	$23,667	$7,828

GAAP income per share - diluted	$0.61	$0.03
Non-GAAP income per share - diluted (i)	$0.83	$0.29

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs. Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Acquisition and inventory step-up costs have been excluded by management as they are unrelated to the core operating activities of the Company and the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	11.2% and 1.2% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate manufacturing transition and employee severance costs.
(e)	To eliminate professional fees and other direct incremental expenses incurred related to the acquisition of Kita.
(f)	To eliminate the inventory step-up costs incurred related to the acquisition of Kita.
(g)	15.3% and 6.8% of net sales, respectively.
(h)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(i)	All periods presented were computed using the number of GAAP diluted shares outstanding.